UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 28, 2012

Date of Report (Date of earliest event reported)

Smith & Wesson Holding Corporation

(Exact Name of Registrant as Specified in Charter)

Nevada	001-31552	87-0543688
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Roosevelt Avenue

Springfield, Massachusetts

01104

(Address of Principal Executive Offices) (Zip Code)

(800) 331-0852

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

As described in Item 7.01, we are furnishing this Report on Form 8-K in connection with the disclosure of information during a conference call and webcast on June 28, 2012 discussing our fourth quarter and full year fiscal 2012 financial results. The disclosure provided in Item 7.01 of this Report on Form 8-K is hereby incorporated by reference into this Item 2.02.

The information in this Report on Form 8-K (including the exhibit) is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 7.01. Regulation FD Disclosure.

We are furnishing this Report on Form 8-K in connection with the disclosure of information during a conference call and webcast on June 28, 2012 discussing our fourth quarter and full year fiscal 2012 financial results. The transcript of the conference call and webcast is included as Exhibit 99.1 to this Report on Form 8-K.

The information in this Report on Form 8-K (including the exhibit) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. This Report on Form 8-K will not be deemed an admission as to the materiality of any information in the Report that is required to be disclosed solely by Regulation FD.

The text included with this Report on Form 8-K and the replay of the conference call and webcast on June 28, 2012 is available on our website located at www.smith-wesson.com, although we reserve the right to discontinue that availability at any time.

Certain statements contained in this Report on Form 8-K may be deemed to be forward-looking statements under federal securities laws, and we intend that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include, but are not limited to, statements regarding our intent focus on our firearms business and the impact of that focus; our strategic objectives, including their ability to drive shareholder value; our continued progress on our key strategic and operational initiatives; the success of the launch of our new SDVE line of polymer pistols; our consideration of purchasing some of our debt on the open market; the success of our significant sponsorship deal with the NRA; the outcome of our talks with Walther on the long term viability of our strategic alliance; the outcome of the divestiture of Smith & Wesson Security Solutions; our guidance for fiscal 2013, including our outlook for double-digit growth in revenue and net income; our expectations that fiscal 2013 capital expenditures will include some capacity expansion investment and a significant investment in the maintenance and health of our infrastructure and systems, especially in operations and IT; the timing and success of our implementation of a new ERP system, including our belief that such system will improve our management processes and systems; our expectation that our capital expenditures will increase in the fiscal 2013 and our outlook for such capital expenditures; our expectation that we will continue to look for more of our 9.5% bonds to purchase while evaluating the best use of cash based on the relevant circumstances at that time; the outcome of our negotiations with a potential buyer for Smith & Wesson Security Solutions and our expectations regarding the purchase price in connection with such sale; our ability to supply for the majority of our product portfolio, including our M&P polymer pistols, our M&P Shield, our BODYGUARD 380, our revolvers, and our M&P modern sporting rifles; our belief that the strong consumer buying has been driven by a number of macro influences, including political, social, and economic influences; our belief that the recent political environment has been favorable at both a state and federal level, highlighted by the upcoming presidential election; our belief that the social element is more important to our industry; our belief that the user base has expanded dramatically and that this is likely being driven by increases in female ownership and the entry of a younger generation of new owners; our beliefs that a higher level of social acceptance is clearly demonstrated in the adoption rates for concealed carry firearms and that this is a factor that could drive industry growth for years to come; our expectation that the economic environment appears to have resulted in a migration to lower price points, where the consumer seeks a combination of value and quality; our progress on increasing our production in the face of strong demand for our products, including our demonstrated daily throughput and the use of a hybrid model balancing internal production and enhanced production from our critical component suppliers; our success in meeting the most demanding standards for performance, safety, and durability; our beliefs that our effort to satisfy the requirements of our professional users translates to higher product performance for our consumer users as well and that this strategy supports growth in the consumer channel; the success of our new products, including our new SDVE line, which we believe combines attractive price points with enhanced features; the success of our product strategy of balancing growth from new products with growth from our existing high value product portfolio, particularly our M&P pistols, where we see opportunities for market share gains; our expectations that we will modify our relationship with Walther by allowing our distribution agreement to expire at the end of fiscal 2013, but continuing our respective manufacturing agreements for an additional two years; the fact that our backlog is cancellable until shipped; our success in working with our customers to anticipate orders for a rolling 12-month period to help plan our production levels; the growth of our backlog and our expectation that we will continue to take the steps in operations to address the backlog that exceeds our current capacity; our outlook for our net sales, revenue growth, and earnings per share for fiscal 2013, including our assumption that there will be a continuation of robust sales in the fall prior to the U.S. elections and a return to a more normalized industry growth rate after that; our outlook for our net sales, revenue growth, earnings per share, tax rate, and share count for the first quarter of fiscal 2013; our expectation that we will have our usual two week shut down in August 2012 and multiple holiday shut downs in November and December 2012 and the corresponding reduction of our capacity in each of the second and third fiscal quarters of fiscal 2013 caused thereby; our ability to achieve the goals in our longer term financial model and to meet the time frames in which we expect to deliver on our improved business model provided therein, including our operating margin goals and revenue run rate; our expectation that we will another successful year; our expectation that a large portion of our capital expenditures for fiscal 2013 will be related to our ERP implementation and that the rest of our capital expenditures will have an operations focus, which will provide some capacity increases will come; our expectation that some of our capital expenditures will be used so that we do not become overly reliant on outsourcing to satisfy the future growth; our belief that our capital expenditures will provide a favorable absorption opportunity, which may provide improving margins; our expectations regarding uses of capital expenditures in the context of operations, including retiring assets and cost improvements, which may provide some improved margins, infrastructure improvements, new products, tooling to increase our production flexibility within our base capacity, and overall increase of our base capacity so that we can meet our growth objectives; our excitement regarding our pipeline of new products; the success of our steps towards vertical integration, which we believe moves us towards improving margins; whether we will meet the goals and timing of our financial model, including for gross margin and operating expense; our belief that Walther is a shrinking piece of business; our expectation regarding Walther revenue for fiscal 2013 and beyond; our belief that the space where Walther products are sold is becoming a very crowded and a competitive environment; our expectations regarding our financial model excluding Walther; our belief that SDVE, which includes some significant benefits, will replace our Sigma series; our expectation to continue to ramp the Shield through the first quarter of fiscal 2013, including our ability to accelerate it where we can; the success of our incoming inspection process for outsourced components; our expectation that we may carve the Shield out as a separate category depending on the volumes we achieve going forward; our belief regarding the types of consumers purchasing the Shield; our belief regarding the short- and long-term impact of the upcoming election, including adding new users and owners of firearms, expanding our user base, and increasing social acceptance of firearms; our expectations that we may act, behave, and think like a consumer products company; our belief that independent dealers and large sporting goods retailers are both growing, including adding shooting ranges; our belief that growth in modern sporting rifles will come on multiple fronts, which may be based on attractive price point for the consumer, our belief that our M&P 15 Sport is a great vehicle of growth for us; our belief that, in terms of recreation, the modern sporting rifle is extremely popular and the use for hunting is expanding; and our belief that the Shield is not suitable for a larger caliber. We caution that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include the demand for our products; the costs and ultimate conclusion of certain legal matters, including the DOJ and SEC matters; the state of the U.S. economy; general economic conditions, and consumer spending patterns; the potential for increased gun control; speculation surrounding fears of terrorism and crime; our growth opportunities; our anticipated growth; our ability to increase demand for our products in various markets, including consumer, law enforcement, and military channels, domestically and internationally; the position of our hunting products in the consumer discretionary marketplace and distribution channel; our penetration rates in new and existing markets; our strategies; our ability to introduce new products; the success of new products; our ability to expand our markets; the potential for cancellation of orders from our backlog; the success of the divestiture of our security solutions business and its effects on our core firearm business; and other risks detailed from time to time in our reports filed with the SEC, including our Form 10-K Report for the fiscal year ended April 30, 2012.

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We do not have, and expressly disclaim, any obligation to release publicly any updates or any changes in our expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit Number	Exhibits

99.1	Transcript of conference call and webcast conducted on June 28, 2012.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITH & WESSON HOLDING CORPORATION

Date: June 28, 2012	By:	/s/ Jeffrey D. Buchanan
Jeffrey D. Buchanan
Executive Vice President, Chief Financial Officer, and Treasurer

EXHIBIT INDEX

99.1	Transcript of conference call and webcast conducted on June 28, 2012.